UNITED STATES	OMB APPROVAL
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2018

DOYEN ELEMENTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55836	47-5326352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1880 Office Club Pointe Suite 1240 Colorado Springs CO 80920

Registrant’s telephone number, including area code (855) 369-3687

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and which describe the Company’s future plans, strategies, and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “expect”, “anticipate”, estimate”, “believe”, “intend” or “project”, or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 5.02 CORPORATE GOVERNANCE AND MANAGEMENT

DOYEN ELEMENTS, INC. HIRES MR. DOUG GOOD FEATHER AS ITS CULTURAL AMBASSADOR

February 12, 2018- Colorado Springs, Colorado - Doyen Elements, Inc. in the USA announces that it has entered into an employment agreement with Doug Good Feather as Cultural Ambassador effective March 1, 2018.

Doug Good Feather - is a renowned International Native American Cultural Ambassador, fluent speaker of the Lakota language, Traditional Healing Consultant, Iraq War Veteran (2 tours), Stage and Screen Actor, Grammy Award Winning Lakota Singer, Scholar of Psychology and Counseling (‘18), Public Speaker and Nation Builder.

Doug, a descendant of Sitting Bull, will be reporting to the CEO as an authorized representative of goodwill between the company and the indigenous people. He will define the sum of beliefs and common characteristics of a group of people and the broader society; including the aspects of language, customs and values. This will include fostering strong work cultures among businesses and marketing the humanitarian aspect of the company.

He travels the world doing workshops, speeches and media appearances as a professional speaker, trainer, consultant, writer and life coach. Good Feather has given over 1,000 presentations for corporations, associations, government agencies and nonprofit organizations over the last decade. Doug is the Executive Director of the Lakota Way Healing Center located in Denver, CO, which offers programs for healing and personal development. Doug has written articles, training programs, facilitates personal healing and growth seminars and is a sought-after professional for conference keynotes, radio shows, television shows and movies.

The focus of Doug’s work is on the development of treatments for PTSD, Drug and Alcohol Addictions, Suicide Prevention and Homelessness. This endeavor has taken him on many adventures through traditional and some not-so-traditional training programs. An important aspect of Doug’s presentations is that he addresses the psychological perspectives and principles behind the practical tools that he teaches. As a result, audiences are often entranced and excited about utilizing the traditional Native ways to heal in this modern age.

Doug’s business background ranges from executive director to counselor, public speaker, and traditional healing consultant. He works as a consultant and coach in the areas of healing and self-improvement. A leadership member of several non-profit organizations, he is active in charitable, environmental and civic organizations for the betterment of families and communities. Doug contributes to the growth of the organization by building bridges between indigenous nations and lifestyle communities and the economic development opportunities that the corporate venture has to offer those groups. This work requires a truly unique individual – a genuine, legitimate and credible person to speak with elder council members as well as lifestyle influencers alike. Doug Good Feather is highly experienced in this highly unique role working with these specific groups of people.

“We are excited and very fortunate to welcome Doug Good Feather to our team as we continue to expand the humanitarian aspect of our company”, says Jeff Hranicka, COO of Doyen Elements, Inc.

For more information about Doyen Elements, Inc. in the USA please contact info@doyenelementsus.com or visit www.doyenelementsus.com. (855) DOYEN-US

About Doyen Elements Inc

Launched in October 2105, Doyen Elements Inc. a US company, began as a consultancy firm and has evolved to include a research and development vertical for Industrial Hemp. Its leadership team merges traditional business management with a team of scientists that focus on data collection and analysis of chemical, genetic and phenotypic profiles of hemp, allowing the company to create proprietary varieties of hemp that are targeted for specific uses for the emerging markets.

Forward Looking Statements:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of these securities in any state in which such solicitation or sale would be unlawful prior to registration or qualification of these securities under the laws of any such state.

This Press Release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. These “forward-looking statements” that address activities, events or developments that Doyen Elements, Inc. expects, anticipates, or estimates may occur in the future. Generally forward-looking statements by words such as “may,” “will,” “would,” “could,” “continue,” “potential,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend” and other similar expressions. There are a numerous risks and uncertainties, both known and unknown, that could cause actual results to differ materially from the results implied by the forward-looking statements, which may include but are not limited to, business risks, general industry conditions and competition, general economic factors, governmental actions, legislative conditions, the impact of cannabis industry regulation, legislation in the United States and internationally and technological advances. Doyen Elements undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 12, 2018

DOYEN ELEMENTS, INC. [Registrant]

By:	/s/ Cynthia Boerum
Cynthia Boerum, Chairman, Chief Executive Officer and Chief Financial Officer